Exhibit 99.2

CAI International, Inc. Steuart Tower 1 Market Plaza, Suite 2400 San Francisco, CA 94105 Tel: 415-788-0100 Fax: 415-788-3430 www.capps.com

June 17, 2021

To: All employees of CAI International

PLEASE READ: Important Announcement

Dear CAI team,

I am pleased to announce that, effective today, CAI International, Inc. (“CAI”) has entered into an agreement to be acquired by Mitsubishi HC Capital Inc. (“MHC”).  MHC is a Japanese public company, with total assets of JPY 9.7 trillion ($89 billion), making it the second largest leasing company in Japan. MHC operates globally in multiple sectors, including aircraft leasing, rail car leasing, ship financing and container leasing. Here in the United States, MHC owns Beacon Intermodal Leasing (“Beacon”), a container leasing business of a similar size to CAI, based in Boston, MA.

MHC will acquire CAI’s outstanding common stock in an all-cash transaction for $56.00 per share, as well as all of CAI’s outstanding preferred stock at its par value of $25.00 per share.  After the closing of the transaction (which will take several months to complete), CAI will no longer be a public company and its shares will no longer be listed on the New York Stock Exchange.

The acquisition represents a very exciting opportunity for not only CAI and our customers, but for each of you. The addition of CAI into the MHC group will significantly strengthen our position in the container leasing market. The combination of CAI and Beacon will create the fourth largest container lessor in the world, after Triton, Textainer and Florens.  This is a game changer for us in the container leasing space as we combine the resources of two leading lessors.

We began conversations with MHC almost two years ago, and during that time we have been very impressed with MHC’s vision for the future.  I want to emphasize to you that one of the primary factors that drove MHC’s interest in CAI was the quality of you, the people who have made CAI what it is.  There is a reason CAI has consistently had the highest utilization amongst container lessors, there is a reason why CAI has been able to consistently compete and gain market share against much bigger leasing companies, there is a reason we have great relationships with our customers.  That reason always comes back to each and every one of you.  That is what MHC wants from this acquisition; they want your talent and expertise.

In the next several months, we will work hard towards closing the transaction and completing the various regulatory requirements. Until we complete the acquisition and CAI becomes a part of MHC, CAI and Beacon will remain operating as completely separate companies. We cannot start collaborating or sharing information with Beacon for any business matters until the acquisition closes, which is currently expected to be in the late third quarter or early fourth quarter of 2021. The general principle until then is “business as usual”. The continuity of our exceptional service to our customers is of course the utmost priority and I know that you will all continue to provide your best service to our colleagues, vendors, and customers.

After the acquisition closes, MHC plans to launch a joint team from CAI and Beacon to begin planning the integration of the two companies. We expect this process to take most of 2022 and probably longer in some areas.  During this time, MHC expects to retain CAI’s existing management team and employees, and CAI’s headquarters will remain in San Francisco.  We do not anticipate any organizational changes in the near term.  MHC’s goal for the integration is to work to build a combined business that is far stronger than just Beacon plus CAI, and one which will lead to significant opportunities for employees in the future.

We will be sending the attached letter to our customers, manufacturers, depots and other partners of CAI, explaining to them what to expect going forward. I recommend you read the attached letter and become familiar with it. If you receive specific questions from our customers or manufacturers, and you have any questions as to how to respond, please ask Steven Garcia, Chief Legal Officer, for necessary advice so that we can appropriately handle legal requirements until the deal has closed.

For those of you who own CAI shares or have been granted restricted stock units (“RSUs”), you will receive $56.00 for each of those shares regardless of whether they are vested or unvested.  For anyone holding unexercised options, please contact David Morris who can help you determine the value you will receive for those options. Cash received for unvested RSUs and outstanding options will be subject to applicable tax withholding.

Finally, I want to thank you all for your support and efforts. We are excited for this opportunity to be a market leader in the container leasing business. We look forward to your support in achieving our goals.

Sincerely,

Timothy Page
President and Chief Executive Officer

Additional Information and Where to Find It:

This communication relates to the proposed merger involving CAI. In connection with the proposed merger, CAI will file a preliminary proxy statement and file or furnish other relevant materials with the Securities and Exchange Commission (the “SEC”). Once the SEC completes its review of the preliminary proxy statement, a definitive proxy statement and a form of proxy will be filed with the SEC and mailed or otherwise furnished to the stockholders of CAI. BEFORE MAKING ANY VOTING DECISION, CAI’S STOCKHOLDERS ARE URGED TO READ THE PROXY STATEMENT IN ITS ENTIRETY WHEN IT BECOMES AVAILABLE AND ANY OTHER DOCUMENTS TO BE FILED WITH THE SEC IN CONNECTION WITH THE PROPOSED MERGER OR INCORPORATED BY REFERENCE IN THE PROXY STATEMENT, IF ANY, BECAUSE THEY WILL CONTAIN IMPORTANT INFORMATION ABOUT THE PROPOSED MERGER AND THE PARTIES TO THE PROPOSED MERGER. This communication is not a substitute for the proxy statement or any other document that may be filed by CAI with the SEC. Investors and stockholders will be able to obtain the documents (when available) free of charge at the SEC’s website, http://www.sec.gov, and CAI’s website, www.capps.com. In addition, the documents (when available) may be obtained free of charge by directing a request by mail or telephone to: CAI International, Inc., Steuart Tower, 1 Market Plaza, Suite 2400, San Francisco, California 94105, Attention: Secretary, (415) 788-0100.

Participants in the Solicitation

CAI, MHC and certain of their respective directors, executive officers, certain other members of management and employees of CAI and MHC and agents retained by CAI may be deemed to be participants in the solicitation of proxies from stockholders of CAI in favor of the proposed merger. Information about directors and executive officers of CAI and their beneficial ownership of CAI’s common stock is set forth in CAI’s definitive proxy statement on Schedule 14A for its 2021 annual meeting of stockholders, as filed with the SEC on April 21, 2021. Certain directors, executive officers, other members of management and employees of CAI may have direct or indirect interests in the proposed merger due to securities holdings, vesting of equity awards and rights to other payments. Additional information regarding the direct and indirect interests of these individuals and other persons who may be deemed to be participants in the solicitation will be included in the proxy statement with respect to the proposed merger CAI will file with the SEC and furnish to CAI’s stockholders.

Forward-Looking Statements

This communication includes forward-looking statements within the meaning of Section 27A of the Securities Act of 1933, as amended, and Section 21E of the Exchange Act of 1934, as amended. All statements included in this communication, other than statements of historical fact, are forward-looking statements. Statements about the expected timing, completion and effects of the proposed merger and related transactions and all other statements in this communication, other than historical facts, constitute forward-looking statements. When used in this communication, the words “expect,” “believe,” “anticipate,” “goal,” “plan,” “intend,” “estimate,” “may,” “will” or similar words are intended to identify forward-looking statements. Readers are cautioned not to place undue reliance on these forward-looking statements and any such forward-looking statements are qualified in their entirety by reference to the following cautionary statements. All forward-looking statements speak only as of the date hereof and are based on current expectations and involve a number of assumptions, risks and uncertainties that could cause the actual results to differ materially from such forward-looking statements. CAI may not be able to complete the proposed merger on the terms described herein or other acceptable terms or at all because of a number of factors, including, but not limited to: (1) the occurrence of any event, change or other circumstances that could give rise to the termination of the merger agreement, (2) the failure to obtain stockholder approval or the failure to satisfy the closing conditions in the merger agreement (including the Migration referred to in the merger agreement), (3) the potential for regulatory authorities to require divestitures, behavioral remedies or other concessions in order to obtain their approval of the proposed merger, (4) risks related to disruption of management’s attention from CAI’s ongoing business operations due to the proposed merger, (5) the effect of the announcement of the proposed merger on the ability of CAI to retain and hire key personnel and maintain relationships with its customers, suppliers, operating results and business generally, (6) the proposed merger may involve unexpected costs, liabilities or delays, (7) CAI’s business may suffer as a result of the uncertainty surrounding the proposed merger, including the timing of the consummation of the proposed merger, (8) the outcome of any legal proceeding relating to the proposed merger, (9) CAI may be adversely affected by other economic, business and/or competitive factors, including, but not limited to, those related to COVID-19, and (10) other risks to consummation of the proposed merger, including the risk that the proposed merger will not be consummated within the expected time period or at all, which may adversely affect CAI’s business and the price of the common stock.

Actual results may differ materially from those indicated by such forward-looking statements. In addition, the forward-looking statements represent CAI’s views as of the date on which such statements were made. CAI anticipates that subsequent events and developments may cause its views to change. However, although CAI may elect to update these forward-looking statements at some point in the future, it specifically disclaims any obligation to do so. These forward-looking statements should not be relied upon as representing CAI’s views as of any date subsequent to the date hereof. Additional factors that may affect the business or financial results of CAI are described in the risk factors included in CAI’s filings with the SEC, including CAI’s Annual Report on Form 10-K for the year ended December 31, 2020, filed with the SEC on March 1, 2021, as updated by CAI’s subsequent filings with the SEC. CAI expressly disclaims a duty to provide updates to forward-looking statements, whether as a result of new information, future events or other occurrences, except as required by applicable law.